MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS DATED JULY 31, 2023, AS SUPPLEMENTED

The date of this Supplement is July 9, 2024.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

The Board of Trustees of Mercer Funds has approved the appointment of BennBridge Ltd as a subadviser to Mercer Emerging Markets Equity Fund (the “Fund”). BennBridge Ltd is being appointed to replace its affiliate BennBridge US LLC (“BennBridge US” and together with BennBridge Ltd, “BennBridge”) which is ceasing operations and has therefore assigned all existing client agreements to BennBridge Ltd. Accordingly, effective as of July 1, 2024, the Prospectus is amended as described below to reflect such subadviser change.

1.              All references to BennBridge US are hereby deleted from the Prospectus.

2.            The following information relating to BennBridge Ltd as a subadviser to the Fund is hereby added under the section titled “Fund Management - Subadvisers and Portfolio Managers” on page 30 of the Prospectus:

BennBridge Ltd

In connection with the services that BennBridge Ltd provides to the Fund, BennBridge Ltd utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd under the supervision of BennBridge Ltd. These Skerryvore personnel, who are each deemed to be “supervised persons” of BennBridge Ltd for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), include each of the following:

  Glen Finegan, Lead Portfolio Manager, joined Skerryvore in 2019. Mr. Finegan began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.
  Michael Cahoon, Portfolio Manager, joined Skerryvore in 2019. Mr. Cahoon began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.
  Nicholas Cowley, Portfolio Manager, joined Skerryvore in 2019. Mr. Cowley began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.
  Stephen Deane, Portfolio Manager, joined Skerryvore in 2019. Mr. Deane began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.
  Ronan Kelleher, Portfolio Manager, joined Skerryvore in 2019. Mr. Kelleher began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.
  Ian Tabberer, Portfolio Manager, joined Skerryvore in 2019. Mr. Tabberer began managing BennBridge’s allocated portion of the Fund’s portfolio in March 2021.

3.       In the section titled “The Subadvisers and Sub-Subadvisers,” beginning on page 71 of the Prospectus the following paragraphs relating to BennBridge Ltd, as a subadviser to the Fund, are hereby added:

BennBridge Ltd, with principal offices located at Eagle House, 108-110 Jermyn Street, London, SW1Y 6EE, serves as a subadviser to the Fund. BennBridge Ltd is registered as an investment adviser under the Advisers Act. BennBridge Ltd, which is organized as a limited company incorporated under the laws of England and Wales, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd, which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms.

In connection with the services that BennBridge Ltd provides to the Fund, BennBridge Ltd utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd under the supervision of BennBridge Ltd. These Skerryvore personnel are each deemed to be “supervised persons” of BennBridge Ltd for purposes of the Advisers Act.

The allocated portion of the Fund’s portfolio managed by BennBridge Ltd. is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of BennBridge Ltd’s allocated portion of the Fund’s portfolio and who manage the assets pursuant to the arrangements that have been entered into between BennBridge Ltd and Skerryvore are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nicholas Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer. Mr. Finegan joined Skerryvore in 2019 and prior to that he was employed with Janus Henderson Group plc (“Janus Henderson”). In addition, Messrs. Cahoon, Cowley, Deane, Kelleher and Tabberer each also joined Skerryvore in 2019 and prior to that they were each also employed with Janus Henderson.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, BennBridge Ltd utilizes the services of Skerryvore pursuant to the arrangement that has been entered into between each of the firms. Skerryvore’s investment philosophy aims to produce good long-term returns by investing in businesses that are exposed to the attractive long-term growth opportunity provided by emerging markets. This is achieved using a disciplined, liquidity conscious but index unaware approach to investing with an emphasis on identifying high-quality companies and buying them at reasonable valuations.

The investment team at Skerryvore are fundamental, bottom-up investors seeking to create high conviction portfolios of reasonably valued, high-quality companies that are exposed to, or operate in, emerging markets. The investment style can be summarized as ‘quality at a reasonable price’.

This risk aware approach focuses more on downside preservation than on upside participation. The team invests with an absolute, rather than relative-return mind-set and its risk aware approach to the asset class should mean that the strategy is reasonably defensive.

In addition, the team tends to avoid companies with significant government ownership or high political risk, companies with a history of poor corporate governance, companies with opaque businesses and companies whose earnings are cyclically driven or dependent on the price of an underlying resource or commodity.